POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life & Annuity Flexible Premium Variable Life Account M (811-08559)
VUL-I / VULcv
VULcv-II / VUL Flex ES
VULcv-III ES
VULdb / VULdb ES
VULdb-II ES
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
AssetEdge VUL
AssetEdge VUL/AssetEdge Exec VUL 2015
VULone 2007
VULone 2010

LLANY Separate Account R for Flexible Premium Variable Life (811-08651)	SVUL / SVUL ES SVUL-II ES SVUL-III ES SVUL-IV ES/PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007
LLANY Separate Account S for Flexible Premium Variable Life (811-09257)	CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL
Lincoln Life & Annuity Flexible Premium Variable Life Account Y (811-21029)	American Legacy VULcv-III American Legacy VULdb-II American Legacy SVUL-III American Legacy VULcv-IV American Legacy VULdb-IV American Legacy SVUL-IV/PreservationEdge SVUL American Legacy AssetEdge

Variable Annuity Insurance Separate Accounts:

Lincoln Life & Annuity Variable Annuity Account H (811-08441)
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
American Legacy Target Date Income B Share
American Legacy Target Date Income Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class

Lincoln Life & Annuity Variable Annuity Account L (811-07785)	Group Variable Annuity
Lincoln New York Account N for Variable Annuities (811-09763)
ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus
ChoicePlus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus II Advance
ChoicePlus II Bonus
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
ChoicePlus Select B-Share
Lincoln InvestmentSolutions
Lincoln Investor Advantage
Lincoln Investor Advantage 2018
Lincoln Investor Advantage Pro
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage Advisory Pro
Core Income

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature                                                                                    Title

/s/Dennis R. Glass
______________________________	President and Director
Dennis R. Glass

/s/Ellen G. Cooper
______________________________                                                                                                  Executive Vice President, Chief Investment Officer Ellen G. Cooper  and Director

/s/Randal J. Freitag
______________________________                                                                                                  Executive Vice President; Chief Financial Officer Randal J. Freitag  and Director

/s/Christine A. Janofsky
______________________________                                                                                                  Senior Vice President; Chief Accounting Officer Christine A. Janofsky  and Controller

/s/Lisa M. Buckingham
______________________________                                                                                                  Director
Lisa M. Buckingham

/s/George W. Henderson, III
______________________________                                                                                                  Director
George W. Henderson, III

/s/Mark E. Konen
______________________________                                                                                                  Director
Mark E. Konen

/s/M. Leanne Lachman
______________________________                                                                                                  Director
M. Leanne Lachman

/s/Louis G. Marcoccia
______________________________                                                                                                  Director
Louis G. Marcoccia

/s/Patrick S. Pittard
_______________________________                                                                                                  Director
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.
/s/Delson R. Campbell                                                                                                                              /s/Scott C. Durocher
____________________________________                                                                                                                              ________________________________
Delson R. Campbell                                                                                                                              Scott C. Durocher

/s/Kimberly A. Genovese                                                                                                                /s/Daniel P. Herr
____________________________________                                                                                                                              ________________________________
Kimberly A. Genovese                                                                                                                              Daniel P. Herr

/s/Donald E. Keller                                                                                                                /s/Michelle Grindle
____________________________________                                                                                                                              ________________________________
Donald E. Keller                                                                                                                Michelle Grindle

/s/Jeffrey L. Smith                                                                                                                /s/John D. Weber
____________________________________                                                                                                                              ________________________________
Jeffrey L. Smith                                                                                                                              John D. Weber

/s/Jassmin McIver-Jones                                                                                                                /s/Carolyn Augur
____________________________________                                                                                                                              ________________________________
Jassmin McIver-Jones                                                                                                                              Carolyn Augur

Version:  January 2021